UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
Filed by the Registrant ☒     Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐     Preliminary Proxy Statement
☐     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒     Definitive Proxy Statement
☐     Definitive Additional Materials
☐     Soliciting Material under §240.14a-12

Bridge Investment Group Holdings Inc.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒     No fee required
☐     Fee paid previously with preliminary materials
☐     Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Bridge Investment Group Holdings Inc.
NOTICE & PROXY STATEMENT

Annual Meeting of Stockholders
May 3, 2024
10:00 a.m. Eastern time (8:00 a.m. Mountain time)

March 21, 2024
To Our Stockholders:
You are cordially invited to attend the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Bridge Investment Group Holdings Inc. at 10:00 a.m. Eastern time (8:00 a.m. Mountain time), on Friday, May 3, 2024. The Annual Meeting will be a virtual meeting, which will be conducted via live webcast that will provide stockholders with the ability to participate in the Annual Meeting, vote their shares and ask questions.
The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Please see the section called “Who can attend the Annual Meeting?” of the proxy statement for more information about how to attend the Annual Meeting online.
Whether or not you attend the Annual Meeting online, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote online, even if you have previously submitted your proxy.
Thank you for your support.
Sincerely,
Robert R. Morse
Executive Chairman

BRIDGE INVESTMENT GROUP | 111 E SEGO LILY DR STE 400 | SALT LAKE CITY, UT 84070 USA

BRIDGE INVESTMENT GROUP HOLDINGS INC.
111 East Sego Lily Drive, Suite 400
Salt Lake City, Utah 84070

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD FRIDAY, MAY 3, 2024
The Annual Meeting of Stockholders (the “Annual Meeting”) of Bridge Investment Group Holdings Inc., a Delaware corporation (the “Company”), will be held at 10:00 a.m. Eastern time (8:00 a.m. Mountain time) on Friday, May 3, 2024. The Annual Meeting will be a virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the Annual Meeting by visiting www.proxydocs.com/BRDG and entering your control number included in your Notice of Internet Availability of Proxy Materials (the “Internet Notice”), on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting will be held for the following purposes:
•To elect Adam O’Farrell, Dean Allara and Chad Leat as Class III Directors to serve until the 2027 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;
•To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024; and
•To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.
Holders of record of our outstanding shares of capital stock, composed of Class A common stock and Class B common stock, subject to those restrictions set forth in the Operating Company LLC Agreement, as of the close of business on March 8, 2024 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A complete list of such stockholders will be open to the examination of any stockholder for a period of ten days prior to the Annual Meeting for a purpose germane to the Annual Meeting at our principal executive offices of 111 East Sego Lily Drive, Suite 400, Salt Lake City, Utah 84070 during ordinary business hours. The list of these stockholders will also be available during the Annual Meeting after entering the control number included on your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting online, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

By Order of the board of directors.

Matthew Grant
Senior Managing Director, General Counsel and Secretary
Salt Lake City, Utah
March 21, 2024

CERTAIN DEFINITIONS
In connection with the closing of our initial public offering of our Class A common stock in July 2021 (the “IPO”), we effected certain organizational transactions which we refer to as the “Transactions.” As used herein, unless the context otherwise requires, references to:
•“we,” “us,” “our,” the “Company,” “Bridge,” “Bridge Investment Group” and similar references refer to Bridge Investment Group Holdings Inc., and, unless otherwise stated, all of its subsidiaries, including the Operating Company and, unless otherwise stated, all of its subsidiaries, including general partners of certain of our funds.
•“Class A Units” refers to the Class A common units of the Operating Company, including the Class A common units that we purchased directly from the Operating Company and certain of the Original Equity Owners with the net proceeds from our IPO.
•“Class B Units” refers to the Class B common units of the Operating Company. As part of the initial structuring of the Transactions, the Original Equity Owners received like amounts of Class A Units (which are entitled to a pro rata share of the economics of the Operating Company) and Class B Units (which are entitled to one vote and have no economic entitlement). The Original Equity Owners immediately contributed such Class B common units to us in exchange for a like amount of shares of Class B common stock.
•“Continuing Equity Owners” refers collectively to direct or indirect holders of Class A Units and our Class B common stock who may exchange at each of their respective options (subject in certain circumstances to time-based vesting requirements and certain other restrictions), in whole or in part from time to time, their Class A Units (along with an equal number of shares of Class B common stock (and such shares shall be immediately cancelled)) for, at our election (determined solely by our independent directors (within the meaning of the NYSE rules) who are disinterested), cash or newly issued shares of our Class A common stock as described in “Certain Relationships and Related Party Transactions—Operating Company LLC Agreement.”
•“Former Profits Interest Program Participants” refer to individuals who held awards under Bridge Investment Group Holding LLC’s profits interest award program who exchanged such awards for Class A Units and restricted shares of Class A common stock with similar vesting requirements.
•“LLC Interests” refers to the Class A Units and the Class B Units.
•“Operating Company” and “Bridge Investment Group Holdings LLC” refer to Bridge Investment Group Holdings LLC, a limited liability company organized under the laws of the State of Delaware.
•“Original Equity Owners” refers to the owners of LLC Interests in the Operating Company, collectively, prior to the Transactions.
•“Transactions” refers to the organizational transactions and the IPO, and the application of the net proceeds therefrom.
Bridge Investment Group Holdings Inc. is a holding company and the sole managing member of the Operating Company, and its principal assets consist of Class A Units.

BRIDGE INVESTMENT GROUP HOLDINGS INC.
111 East Sego Lily Drive, Suite 400
Salt Lake City, Utah 84070

PROXY STATEMENT
This proxy statement is furnished in connection with the solicitation by the board of directors of Bridge Investment Group Holdings Inc. of proxies to be voted at our Annual Meeting of Stockholders to be held on Friday, May 3, 2024 (the “Annual Meeting”), at 10:00 a.m. Eastern time (8:00 a.m. Mountain time), and at any continuation, postponement, or adjournment of the Annual Meeting. The Annual Meeting will be a virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the Annual Meeting by visiting www.proxydocs.com/BRDG and entering your control number included in your Notice of Internet Availability of Proxy Materials (the “Internet Notice”), on your proxy card or on the instructions that accompanied your proxy materials.
Holders of record of outstanding shares of capital stock, subject to the Operating Company LLC Agreement, comprised of shares of our Class A common stock, $0.01 par value per share, and our Class B common stock, $0.01 par value per share (together, our “common stock”), as of the close of business on March 8, 2024 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting, and will vote together as a single class on all matters presented at the Annual Meeting. As of the Record Date, there were 41,019,229 shares of Class A common stock and 80,048,075 shares of Class B common stock outstanding and entitled to vote at the Annual Meeting. Each share of Class A common stock is entitled to one vote and each share of Class B common stock is entitled to ten votes on any matter presented to stockholders at the Annual Meeting. As of the Record Date, Class A common stock and Class B common stock represented 4.9% and 95.1% of the voting power of our common stock, respectively.
This proxy statement and the Company’s Annual Report to Stockholders for the year ended December 31, 2023 (the “2023 Annual Report”) will be made available on or about March 21, 2024 to our stockholders as of the Record Date.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON FRIDAY, MAY 3, 2024
This Proxy Statement and our 2023 Annual Report to Stockholders are available at http://www.proxydocs.com/BRDG

Proposals
At the Annual Meeting, our stockholders will be asked:
•To elect Adam O’Farrell, Dean Allara and Chad Leat as Class III Directors to serve until the 2027 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;
•To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024; and
•To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.
We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Recommendations of the Board of Directors
The board of directors recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of common stock will be voted on your behalf as you direct. If not otherwise specified, the shares of common stock represented by the proxies received will be voted, and the board of directors recommends that you vote:
•FOR the election of Adam O’Farrell, Dean Allara and Chad Leat as Class III Directors; and
•FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.
If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Information About This Proxy Statement
Why you received this proxy statement. You are viewing or have received these proxy materials because our board of directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.
Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, we are making this proxy statement and our 2023 Annual Report available to our stockholders electronically via the Internet. This process allows us to provide our stockholders with the information they need in a more timely manner, while reducing the environmental impact and lowering the costs of printing and distributing the proxy materials. On or about March 21, 2024, we mailed to our stockholders an Internet Notice containing instructions on how to access this proxy statement and our 2023 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in this proxy statement and 2023 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice.
Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.

Householding. The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Mediant Communications, Inc. at 1-866-648-8133, by website at www.investorelections.com/BRDG, or by email at paper@investorelections.com. You will need your control number.
If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Mediant Communications, Inc. using one of the above contact methods.

QUESTIONS AND ANSWERS ABOUT THE 2024 ANNUAL MEETING OF STOCKHOLDERS
Who is entitled to vote at the Annual Meeting?
The Record Date for the Annual Meeting is March 8, 2024. You are entitled to vote at the Annual Meeting only if you were a stockholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of Class A common stock is entitled to one vote, and each outstanding share of Class B common stock is entitled to ten votes, in each case, for all matters before the Annual Meeting. Holders of Class A common stock and Class B common stock, subject to the Operating Company LLC Agreement, vote together as a single class on any matter (including the election of directors and the ratification of our independent registered public accounting firm) that is submitted to a vote of stockholders, unless otherwise required by law or our Amended and Restated Certificate of Incorporation. As of the close of business on the Record Date, there were 41,019,229 shares of Class A common stock and 80,048,075 shares of Class B common stock outstanding and entitled to vote at the Annual Meeting. Each share of Class A common stock and Class B common stock is entitled to one vote and ten votes, respectively, on any matter presented to stockholders at the Annual Meeting. As of the Record Date, Class A common stock and Class B common stock represented 4.9% and 95.1% of the voting power of our common stock, respectively.
What is the difference between being a “record holder” and holding shares in “street name”?
A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.
Am I entitled to vote if my shares are held in “street name”?
Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are not registered in your own name and you would like to vote your shares at the Annual Meeting, you should contact your broker or other nominee to obtain your control number or otherwise vote through the broker or other nominee.
How many shares must be present to hold the Annual Meeting?
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting online or by proxy of the holders of a majority in voting power of the common stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum.
Who can attend the Annual Meeting?
We have decided to hold the Annual Meeting this year via live webcast. You may attend and participate in the Annual Meeting by visiting the following website: www.proxydocs.com/BRDG. To attend and participate in the Annual Meeting, you will need the control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your control number or otherwise vote through the bank or broker. The meeting webcast will begin promptly at 10:00 a.m. Eastern time (8:00 a.m. Mountain time). We encourage you to access the Annual Meeting prior to the start time. Stockholders may begin to log in to the Annual Meeting 15 minutes prior to the start time, and you should allow ample time for the check-in procedures.
What if a quorum is not present at the Annual Meeting?
If a quorum is not present at the scheduled time of the Annual Meeting, the Chairperson of the Annual Meeting is authorized by our Amended and Restated Bylaws to adjourn the Annual Meeting, without the vote of stockholders.

What does it mean if I receive more than one Internet Notice or more than one set of proxy materials?
It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.
How do I vote?
You may hold your shares in multiple accounts and therefore receive more than one set of the proxy materials. To ensure that all of your shares are voted, please submit your proxy or voting instructions for each account for which you have received a set of the proxy materials.
Shares Held of Record. If you hold your shares in your own name as a holder of record with our transfer agent, Equiniti Trust Company, LLC, you may authorize that your shares be voted at the Annual Meeting in one of the following ways:

By Internet	If you received the Notice or a printed copy of the proxy materials, follow the instructions in the Notice or on the proxy card. www.proxypush.com/BRDG
By Telephone	If you received a printed copy of the proxy materials, follow the instructions on the proxy card.
By Mail	If you received a printed copy of the proxy materials, complete, sign, date, and mail your proxy card in the enclosed, postage-prepaid envelope.
In Person (Virtual)
You may also vote in person virtually by attending the meeting through www.proxydocs.com/BRDG. To attend the Annual Meeting and vote your shares, you must register for the Annual Meeting and provide the control number located on your Internet Notice or proxy card.

Shares Held in Street Name. If you hold your shares through a broker, bank or other nominee (that is, in street name), you will receive instructions from your broker, bank or nominee that you must follow in order to submit your voting instructions and have your shares voted at the Annual Meeting. If you want to vote in person virtually at the Annual Meeting, you must register in advance at www.proxydocs.com/BRDG. You may be instructed to obtain a legal proxy from your broker, bank or other nominee and to submit a copy in advance of the meeting. Further instructions will be provided to you as part of your registration process.
Even if you plan to attend the Annual Meeting, we recommend that you submit your proxy or voting instructions in advance of the Annual Meeting as described above so that your vote will be counted if you later decide not to attend or are unable to attend the Annual Meeting.
Can I change my vote after I submit my proxy?
Yes. If you are a holder of record, you may revoke your proxy at any time before it is voted at the Annual Meeting by delivering written notice of revocation to the Company’s Secretary by submitting a subsequently dated proxy by mail, telephone or the Internet in the manner described above under “How to Vote,” or by attending the Annual Meeting and voting in person virtually. Attendance at the Annual Meeting will not itself revoke an earlier submitted proxy. If you hold your shares in street name, you must follow the instructions provided by your broker, bank or nominee to revoke your voting instructions, or, if you have obtained a legal proxy from your broker, bank or other nominee giving you the right to vote your shares at the Annual Meeting, by attending the Annual Meeting and voting in person virtually.

What is a proxy card?
The proxy card enables you to appoint Jonathan Slager and Matthew Grant as your representatives at the Annual Meeting. By completing and returning the proxy card, you are authorizing such persons to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is strongly recommended that you complete and return your proxy card before the date of the Annual Meeting in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.
Who will count the votes?
A representative of Mediant Communications, Inc. is expected to tabulate the votes, and the Company’s Secretary is expected to be our inspector of election and will certify the votes.
What if I do not specify how my shares are to be voted?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the board of directors. The board of directors’ recommendations are indicated in the section titled “Proposals to be Voted on” this proxy statement, together with the description of each proposal in this proxy statement.
Will any other business be conducted at the Annual Meeting?
We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Why hold a virtual meeting?
We believe that hosting a virtual meeting this year is in the best interests of the Company and its stockholders because it enables increased stockholder attendance and participation as stockholders can participate from any location around the world, while also improving meeting efficiency and reducing costs. You will be able to attend the Annual Meeting online and submit your questions by visiting www.proxydocs.com/BRDG. You also will be able to vote your shares electronically at the Annual Meeting by following the instructions above.
What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have in accessing the Annual Meeting. If you encounter any difficulties accessing the virtual Annual Meeting platform, including any difficulties voting or submitting questions, you may access the link to the FAQ’s Guide in the Registration Confirmation email, and on the meeting portal, with tips to finding a quick solution to a technical problem and a technical assistance phone number.
Will there be a question and answer session during the Annual Meeting?
Our virtual Annual Meeting will allow stockholders to submit questions before and during the Annual Meeting. During a designated question and answer period at the Annual Meeting, we will respond to appropriate questions submitted by stockholders.
We will answer as many stockholder-submitted questions as time permits, and any questions that we are unable to address during the Annual Meeting will be answered following the meeting, with the exception of questions that are:

•irrelevant to the business of the Company or to the business of the Annual Meeting;
•related to material non-public information of the Company, including the status or results of our business since our most recent Annual Report on Form 10-K;
•related to any pending, threatened or ongoing litigation;
•related to personal grievances;
•derogatory references to individuals or that are otherwise in bad taste;
•substantially repetitious of questions already made by another stockholder;
•in furtherance of the stockholder’s personal or business interests; or
•out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair or Secretary in their reasonable judgment.
If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.
Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder by following the procedures outlined above in “Who can attend the Annual Meeting?”
How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?

Proposal	Votes required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	The plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class III Directors.	Votes withheld and broker non-votes will have no effect.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority of the votes cast.	Abstentions will have no effect. We do not expect any broker non-votes on this proposal.
What is a “vote withheld” and an “abstention” and how will votes withheld and abstentions be treated?
A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the proposal regarding the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors. Abstentions have no effect on the ratification of the appointment of Deloitte & Touche LLP.

What are broker non-votes and do they count for determining a quorum?
Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors. Broker non-votes count for purposes of determining whether a quorum is present.
Where can I find the voting results of the Annual Meeting?
We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

PROPOSALS TO BE VOTED ON
Proposal 1: Election of Directors
We currently have seven (7) directors on our board. At the Annual Meeting, three (3) Class III Directors, Adam O’Farrell, Dean Allara and Chad Leat, are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2027 and until each such director’s respective successor is elected and qualified or until each such director’s earlier death, resignation or removal.
The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class III Directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
As set forth in our Amended and Restated Certificate of Incorporation, the board of directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. The current class structure is as follows: Class III, whose term currently expires at the Annual Meeting and whose subsequent term will expire at the 2027 Annual Meeting of Stockholders; Class I, whose term will expire at the 2025 Annual Meeting of Stockholders and whose subsequent term will expire at the 2028 Annual Meeting of Stockholders; and Class II, whose term will expire at the 2026 Annual Meeting of Stockholders and whose subsequent term will expire at the 2029 Annual Meeting of Stockholders. The current Class I Directors are Robert Morse and Debra Martin Chase; the current Class II Directors are Jonathan Slager and Deborah Hopkins; and the current Class III Directors are Adam O’Farrell, Dean Allara and Chad Leat.
Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide that the authorized number of directors may be changed from time to time by the board of directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our board of directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds of our outstanding voting stock entitled to vote in the election of directors.
In connection with the IPO of our Class A common stock in July 2021, we entered into a Stockholders Agreement between the Company and certain stockholders of the Company, including the Continuing Equity Owners. Robert Morse and Debra Martin Chase were designated as the initial Class I Directors; Jonathan Slager and Deborah Hopkins were designated as the initial Class II Directors; and Adam O’Farrell, Dean Allara and Chad Leat were designated as the initial Class III Directors. As a result of the Stockholders Agreement and the aggregate voting power of the parties to the agreement, we expect that the parties to the agreement acting in conjunction will control the election of directors of the Company. For more information, see “Corporate Governance—Stockholders Agreement.”
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of common stock represented thereby for the election as a Class III Director of each person whose name and biography appears below. In the event that any of Mr. O’Farrell, Mr. Allara or Mr. Leat should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the board of directors or the board may elect to reduce its size. The board of directors has no reason to believe that any of Mr. O’Farrell, Mr. Allara or Mr. Leat will be unable to serve if elected. Mr. O’Farrell, Mr. Allara and Mr. Leat have consented to being named in this proxy statement and to serve if elected.

Vote required
The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class III Directors.
Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
Recommendation of the Board of Directors
The board of directors unanimously recommends a vote FOR the election of each of the below Class III Director nominees.
Nominees For Class III Director (terms to expire at the 2027 Annual Meeting)
The current members of the board of directors who are also nominees for election to the board of directors as Class III Directors are as follows:

Name	Age	Position with Bridge Investment Group
Adam O’Farrell	50	Chief Operating Officer, Director
Dean Allara	61	Vice Chairman, Director
Chad Leat	68	Director
The principal occupations and business experience, for at least the past five years, of each Class III Director nominee for election at the Annual Meeting are as follows:
Adam O’Farrell
Career
Adam O’Farrell has served as Bridge Investment Group Holdings Inc.’s Chief Operating Officer and one of its directors since its formation, and he is the Chief Operating Officer of the Operating Company. Mr. O’Farrell is also a member of the investment committees of various Bridge-managed funds, including the Bridge Opportunity Zone Funds, the Bridge Logistics Value Funds, the Bridge Agency MBS Fund, the Bridge Solar Energy Development Fund, the Newbury-Bridge Secondaries Fund and certain Bridge Debt Strategies Funds. Mr. O’Farrell joined Bridge as General Counsel in January 2012 and was responsible for all legal affairs of Bridge, its affiliates and managed funds through 2020. In January 2020, Mr. O’Farrell was promoted to Chief Operating Officer, and in that role, he has direct supervision and responsibility for all Bridge infrastructure departments and is a member of the firm’s Senior Management and Strategy Committees. Prior to joining Bridge, Mr. O’Farrell worked at several international law firms, including Foley & Lardner LLP, Morrison & Foerster LLP and Latham & Watkins LLP. He began his legal career as a tax attorney and focused his practice on advising private equity and real estate clients.
Education
Mr. O’Farrell received his Bachelor of Science degree and Master of Accountancy with an emphasis in Taxation from the Marriott School of Management at Brigham Young University and his Juris Doctor from the J. Reuben Clark Law School, Brigham Young University.
Qualifications
We believe that Mr. O’Farrell is qualified to serve as a member of our board of directors due to his extensive experience in private investments and his deep understanding of our business and operations gained during his more than 20 years as a real estate investment management attorney where he acquired significant private equity, real estate and tax experience and a broad transactional legal background.

Dean Allara

Career
Dean Allara has served as Bridge Investment Group Holdings Inc.’s Vice Chairman and one of its directors since its formation, and he is the Vice Chairman of the Operating Company. Mr. Allara has been a principal of Bridge Founders Group, LLC (a predecessor entity of the Operating Company with respect to certain areas of its business) since 1996. He is also a member of the investment committees of various Bridge-managed funds, including the Bridge Multifamily Funds, the Bridge Workforce Funds, the Bridge Seniors Housing Funds, the Bridge Single-Family Rental Funds, the Bridge Office Funds, the Bridge Opportunity Zone Funds and the Bridge Net Lease Income Fund.
Education
Mr. Allara received his Bachelor of Science degree in Business Administration from St. Mary’s College with a year spent at Loyola University of Rome and his Master of Business Administration from Santa Clara University, including studies at the University of Tokyo.
Qualifications
We believe that Mr. Allara is qualified to serve as a member of our board of directors due to his extensive experience in private investments and capital markets and his deep understanding of our business and operations gained over 30 years in the real estate investment process, that included analyzing, capital raising, acquiring, financing, developing, managing, improving and selling properties. He has been directly responsible for capital raising and investment of over $10 billion in multifamily, seniors housing, single family residential, commercial office, resort, golf, hotel and retail properties. He also has experience in real property development including permits and zoning, master planning, debt financing, insurance, construction management, homeowners’ association management, marketing and residential sales.
Chad Leat

Career
Chad Leat has served as one of Bridge Investment Group Holding Inc.’s independent directors since August 2021. Mr. Leat, a retired Vice Chairman of Global Banking at Citigroup, has nearly 30 years of markets and banking experience on Wall Street. Over the years, Mr. Leat has built and led numerous successful and profitable businesses at Citigroup, JPMorgan Chase and their predecessor companies. He began his career on Wall Street at The Chase Manhattan Corporation in their Capital Markets Group in 1985 where he ultimately became the head of their highly successful Syndications, Structured Sales and Loan Trading businesses. From 1998 to 2005, he served as the Global Head of Loans and Leveraged Finance at Citigroup; and in 2006 and 2007, he was co-head of Global Credit Markets, leading a business with over 1,000 employees around the world encompassing all of Citigroup’s credit trading and debt capital market groups with revenues in excess of $3 billion annually.
Other Public Board Memberships
Mr. Leat formerly served on the board of directors of Norwegian Cruise Lines (NYSE: NCLH), where he served as Chairman of the Audit Committee and as a member of the Compensation Committee. He previously also served on the board of directors of TPG Pace Holdings, Paceline Holdings, TPG Pace Energy Holding Corp., TPG Pace Beneficial Financial Corp and TPG Pace Tech Opportunities Corp., each affiliated with TPG Capital, an alternative asset fund based in San Francisco, California. He was chairman of the board of directors of J.Crew Operating Corp, on the board of directors of Global Indemnity PLC and on the board of directors of BAWAG P.S.K., Austria’s third largest bank. He currently serves as chairman of the board of directors of MidCap Financial, PLC, a middle market direct commercial lending business affiliated with Apollo Global Management, chairman of the supervisory board of MyMoneyBank, a retail and commercial bank headquartered in Paris, France, and is on the supervisory board of Hamburg Commercial Bank, headquartered in Hamburg, Germany, where he also serves as chairman of the Risk Committee. Furthermore, Mr. Leat sits on the board of directors of TPG Pace II Beneficial Corp. (NYSE: YTPG) where he acts as Audit Committee chair.

Memberships in Other Organizations
Mr. Leat is dedicated to many civic and philanthropic organizations. He is a member of the Economic Club of New York and has served on the boards of several charitable organizations. He was also formerly a Trustee of the Parrish Museum of Art.
Education
Mr. Leat is a graduate of the University of Kansas, where he received his Bachelor of Science degree. He completed the Directors’ Consortium at Stanford Graduate School of Business and he received the Sloan-Kettering Award of Merit in Business.
Qualifications
We believe that Mr. Leat’s strong business and finance background and extensive public company directorship experience qualify him to serve on our board of directors. Mr. Leat is an acknowledged leader and innovator in corporate credit and M&A finance, having led some of the largest completed acquisition financings.
Continuing members of the board of directors:
Class I Directors (terms to expire at the 2025 Annual Meeting)
The current members of the board of directors who are Class I Directors are as follows:

Name	Age	Position with Bridge Investment Group
Robert Morse	68	Executive Chairman, Director
Debra Martin Chase	67	Director
The principal occupations and business experience, for at least the past five years, of each Class I Director are as follows:
Robert Morse
Career
Robert Morse has served as Bridge Investment Group Holdings Inc.’s Executive Chairman since its formation, and as the Executive Chairman of the Operating Company since 2012. Mr. Morse serves on the investment committees for all of Bridge’s investment funds (with the exception of the Newbury-Bridge Secondaries Fund) in addition to his responsibilities as Executive Chairman in helping to develop strategy and growth opportunities for Bridge. Mr. Morse served as Chairman and Co-Chief Executive Officer of PMN Capital, a private equity firm based in Hong Kong (and previously an affiliate of the Company), from January 2009 to January 2012 and as Chief Executive Officer of Citigroup’s Asia Institutional Clients Group from April 2004 to October 2008, where, among other duties, he provided direct management oversight of Citigroup’s $5 billion of proprietary capital. Mr. Morse made investments on behalf of Citigroup clients across multiple asset classes, including equities (public and private), corporate acquisitions, distressed and mezzanine debt and real estate. At the time, Citigroup’s Asian institutional businesses included corporate banking, investment banking, markets and transaction services in 17 countries employing over 14,000 employees. From 1999 to 2004, Mr. Morse served as the Co-Head and then Head of Global Investment Banking for Citigroup. He previously held a variety of senior positions since joining Salomon Brothers in 1985. Additionally, Mr. Morse was a co-founder of SSB Capital Partners, a $400 million private equity fund formed in 2000.
Other Public Board Memberships
Since February 2013, Mr. Morse has served on the board of directors of Amkor Technology, Inc. (NYSE: AMKR).

Memberships in Other Organizations
Mr. Morse also serves on a variety of charitable organization boards, including the Yale President’s Council on International Activities as chairman, the Yale School of Management Board of Trustees, the Whitney Museum Directors Council and the Grand Teton National Park Foundation Resource Council.
Education
Mr. Morse received his Bachelor of Arts from Yale College, Phi Beta Kappa and magna cum laude, his Master of Business Administration from Harvard Graduate School of Business Administration and his Juris Doctor from Harvard Law School, cum laude.
Qualifications
We believe that Mr. Morse is qualified to serve as a member of our board of directors and as the Chairman due to his extensive experience in financial markets and investments gained during his over 40 years in finance, banking and private equity fund management, as well as the perspective he brings as our Executive Chairman.
Debra Martin Chase

Career
Debra Martin Chase has served as one of Bridge Investment Group Holdings Inc.’s independent directors since July 2021. Ms. Chase, as a Tony and Peabody Award winning and Emmy-nominated television, motion picture and Broadway producer, is an entertainment industry icon and trailblazer as the first Black female producer to have a deal at any major studio, and the first Black woman to produce a film that grossed over $100 million. To date, her films have grossed over a half billion dollars. In creating highly profitable and critically acclaimed content, she has demonstrated that stories elevating people of color and women and shattering stereotypes can inspire all audiences. Ms. Chase’s most recent television project is the hit CBS series The Equalizer starring Queen Latifah. Her film, Harriet, based on the life of the iconic Underground Railroad conductor and spy Harriet Tubman, received Oscar, Golden Globe, SAG, Critics Choice, BET and NAACP Image Award nominations. Her company, Martin Chase Productions (MCP), has a first look deal with Universal Television, a division of NBCUniversal Television, and she previously had a similar arrangement with The Walt Disney Company for over 15 years. Prior to that, Ms. Chase ran Whitney Houston’s BrownHouse Productions and Mundy Lane Entertainment, Denzel Washington’s production company. Ms. Chase produced her first two Broadway plays in 2022: A Strange Loop, which won Tonys for Best Musical and Best Book and the Pulitzer Prize winning Suzan-Lori Parks’ Topdog/Underdog. Ms. Chase’s productions include the multi-film franchises The Princess Diaries, The Sisterhood of the Travelling Pants, and The Cheetah Girls, the Emmy winning Rodgers and Hammerstein’s Cinderella and many other motion pictures and television series, movies and documentaries. Prior to entering the entertainment industry, Ms. Chase practiced law at Houston’s Mayor, Day, and Caldwell law firm from 1981 to 1983. She then worked as a lawyer for Tenneco from 1983 to 1985, and then she moved to New York City where she worked for the law firm Stroock, Stroock, and Lavan. Eventually, she became in-house counsel for Avon Products. In 1988, Ms. Chase worked for the Michael Dukakis presidential campaign and David Dinkins’s successful mayoral campaign. She is a frequent keynote speaker at colleges and universities across the country and is an advocate for community service.
Education
Ms. Chase holds degrees from Mount Holyoke College where she majored in Political Science, Phi Beta Kappa and magma cum laude, and from the Harvard Law School. She received an honorary doctorate of arts from Mount Holyoke College.
Other Public Board Memberships
Ms. Chase serves on the board of B&G Foods (NYSE: BGS), a holding company of branded foods, where she sits on the Nominating and Governance Committee and chairs the Corporate Social Responsibility Committee.

Memberships in Other Organizations
Ms. Chase sits on the Board of the New York City Ballet, where she is on the Culture and Inclusion Committees, and she chairs the Artistic Committee for the Second Stage Theatre in Manhattan. She serves on the Advisory Board of the African American Film Critics’ Association. Ms. Chase is a member of The Academy of Motion Picture Arts and Sciences and The Academy of Television Arts and Sciences and an associate member of the Broadway League.
Qualifications
We believe that Ms. Chase is qualified to serve as a member of our board of directors due to her strong business experience gained from her more than 30 years in motion picture and television production, her corporate legal background, and her philanthropic interests that enable her to provide valuable perspectives and fresh ideas to the Board.
Class II Directors (terms to expire at the 2026 Annual Meeting)
The current members of the board of directors who are Class II Directors are as follows:

Name	Age	Position with Bridge Investment Group
Jonathan Slager	63	Chief Executive Officer, Director
Deborah Hopkins	69	Director
The principal occupations and business experience, for at least the past five years, of each Class II Director are as follows:
Jonathan Slager
Career
Jonathan Slager has served as Bridge Investment Group Holdings Inc.’s Chief Executive Officer and one of its directors since its formation, and he is the Chief Executive Officer of the Operating Company. Mr. Slager currently serves on the investment committees for the general partners of all of the Bridge-managed funds, and serves as the Chief Investment Officer for Bridge Multifamily Funds III and IV. Mr. Slager has been with Bridge since 2009 in roles including Chief Investment Officer and Co-Chief Executive Officer, prior to his current role as Chief Executive Officer. From 2005 to 2009, Mr. Slager worked with The Pacific Group USA, Inc., and from 2006 to 2008, he was a Principal and Managing Partner at Bridge Loan Capital Fund LP. Mr. Slager worked at The Koll Company from 1985 to 1990, and then Wells Fargo Bank until 1991, where he was responsible for the acquisition, development, asset management and disposition of commercial real estate assets.
Education
Mr. Slager earned his Bachelor of Arts in English, Phi Beta Kappa and cum laude, from the University of Utah, and his Master of Business Administration in Finance and Marketing from New York University.
Memberships in Other Organizations
Mr. Slager sits on the boards of Pension Real Estate Association, Inc. (PREA), a non-profit real estate investment industry trade association and Intermountain Regional Landfill.

Qualifications
We believe that Mr. Slager is qualified to serve as a member of our board of directors due to his extensive experience in investments and asset management and the perspective he brings as our Chief Executive Officer. He has over 35 years of experience in the real estate, finance and software industries. Mr. Slager has been involved in underwriting, acquiring, and managing over $15 billion in assets. He has been a key driver of asset executions and returns and has been responsible for acquisitions, development, entitlements and financing of major real estate projects.
Deborah Hopkins
Career
Deborah Hopkins has served as one of Bridge Investment Group Holdings Inc.’s independent directors and as Chair of the Audit Committee since July 2021. In 2008, Ms. Hopkins was appointed as Citigroup’s first Chief Innovation Officer, moving to Silicon Valley in 2010 to found Citi Ventures, of which she served as Chief Executive Officer until her retirement from Citigroup in 2016. Previously, at Citigroup, she was Chief Operations and Technology Officer of the company and Senior Advisor to the Corporate and Investment Bank. Prior to joining Citigroup in 2003 as Head of Corporate Strategy and M&A, she was Chief Financial Officer at Lucent Technologies and The Boeing Company and held senior-level positions at General Motors in the United States and Zurich and at Unisys Corporation, after starting her career at Ford. Ms. Hopkins was twice named to Fortune’s ten most powerful women in business.
Other Public Board Memberships
Ms. Hopkins is a member of the board of directors at Union Pacific (NYSE: UNP), Marsh & McLennan (NYSE: MMC) and Compass Digital Acquisition Corp. (Nasdaq: CDAQ). She previously served as director of E.I. DuPont de Nemours & Company, Qlik Technologies and Dendrite International.
Education
Ms. Hopkins holds a Bachelor of Science in Accounting from Walsh College and honorary doctorate degrees from Westminster College and Walsh College.
Qualifications
We believe that Ms. Hopkins’s strong finance, business and technology and innovations background and extensive experience in senior leadership positions across multiple industries qualify her to serve on our board of directors and allows her to bring a unique view to support management teams in pursuit of growth.
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm
Our Audit Committee has appointed Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Our board has directed that this appointment be submitted to our stockholders for ratification at the Annual Meeting. Although ratification of our appointment of Deloitte & Touche LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.
Deloitte & Touche LLP also served as our independent registered public accounting firm for the fiscal year ended December 31, 2023. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit related services. A representative of Deloitte & Touche LLP is expected to attend the 2024 Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.

In the event that the appointment of Deloitte & Touche LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent registered public accounting firm for the fiscal year ending December 31, 2025. Even if the appointment of Deloitte & Touche LLP is ratified, the Audit Committee retains the discretion to appoint a different independent registered public accounting firm at any time if it determines that such a change is in the interest of the Company.
Vote Required
This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of Deloitte & Touche LLP, we do not expect any broker non-votes in connection with this proposal.
Recommendation of the Board of Directors
The board of directors unanimously recommends a vote FOR the Ratification of the Appointment of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2024.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The Audit Committee has reviewed the audited consolidated and combined financial statements of the Company for the fiscal year ended December 31, 2023 and has discussed these consolidated and combined financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by statement on Auditing Standards No. 1301, as adopted by the Public Company Accounting Oversight Board (“PCAOB”).
The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.
Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the board of directors that the audited consolidated and combined financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.
Deborah Hopkins (Chair)
Debra Martin Chase
Chad Leat

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS
The following table summarizes the fees of Deloitte & Touche LLP, our independent registered public accounting firm, billed to us for each of the last two fiscal years for audit services and other services:

Fee Category	2023	2022
Audit Fees	$7,010,798	$5,232,750
Audit-Related Fees	113,300	110,000
Tax Fees	—	—
All Other Fees	—	135,000
Total Fees	$7,124,098	$5,477,750
Audit Fees
Audit fees consist of all professional services rendered in connection with (a) the audit of our annual consolidated financial statements, (b) the reviews of our quarterly consolidated financial statements, (c) consents and review of other documents filed with the SEC, and (d) services rendered in connection with audits and reviews of financial statements of our managed funds.
Audit-Related Fees
Audit-related fees consist of assurance and related services rendered in connection with SOC 2 Type 2 assessment reports.
Tax Fees
None.
All Other Fees
All other fees consist of audit committee consultation services.
Audit Committee Pre-Approval Policy and Procedures
The Audit Committee has adopted a policy (the “Pre-Approval Policy”) that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent registered public accounting firm may be pre-approved. The Pre-Approval Policy generally provides that we will not engage Deloitte & Touche LLP to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by Deloitte & Touche LLP has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit Committee or by a designated member of the Audit Committee to whom the committee has delegated the authority to grant pre-approvals. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative. On a periodic basis, the Audit Committee reviews and generally pre-approves the services (and related fee levels or budgeted amounts) that may be provided by Deloitte & Touche LLP without first obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations.

EXECUTIVE OFFICERS
The following table identifies our current executive officers:

Name	Age	Position
Robert Morse (1)	68	Executive Chairman
Jonathan Slager (1)	63	Chief Executive Officer
Adam O’Farrell (1)	50	Chief Operating Officer
Dean Allara (1)	61	Vice Chairman
Katherine Elsnab (2)	44	Chief Financial Officer

(1)    See biography in the section titled “Proposals to be Voted on” in this proxy statement.
(2)    Katherine Elsnab has served as Bridge Investment Group Holdings Inc.’s Chief Financial Officer since June 2022. Previously, Ms. Elsnab served as Bridge’s Chief Accounting Officer from August 2021 to May 2022, and as Corporate Controller since she joined Bridge in December 2018. Prior to joining Bridge, Ms. Elsnab was an auditor with Ernst & Young, LLP for 16 years, serving clients primarily in the real estate and financial services industries. Ms. Elsnab earned a Bachelor of Science with Special Attainment in Commerce with a double major in business administration and accounting and history from Washington and Lee University and is a Certified Public Accountant in the State of Utah.

CORPORATE GOVERNANCE
General
Our board of directors has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics, and a charter for our Audit Committee to assist the board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our Audit Committee charter, our Corporate Governance Guidelines, and our Code of Business Conduct and Ethics on our investor relations website, https://ir.bridgeig.com, in the “Governance” section under “Governance Documents,” or by writing to our Secretary at our offices at 111 East Sego Lily Drive, Suite 400, Salt Lake City, Utah 84070.
Board Composition
Our board of directors currently consists of seven members: Robert Morse, Jonathan Slager, Adam O’Farrell, Dean Allara, Debra Martin Chase, Deborah Hopkins, and Chad Leat. As set forth in our Amended and Restated Certificate of Incorporation, the board of directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide that the authorized number of directors may be changed only by resolution of the board of directors (provided that such number shall not be less than the aggregate number of directors that the parties to the Stockholders Agreement are entitled to designate from time to time). Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our board of directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of our capital stock entitled to vote in the election of directors.
Stockholders Agreement
In connection with our IPO in July 2021, we entered into a Stockholders Agreement. Pursuant to the Stockholders Agreement, the Continuing Equity Owners party to the Stockholders Agreement beneficially owning, directly or indirectly, in the aggregate not less than two-thirds of all issued and outstanding shares of Class A common stock and/or Class B common stock held by such parties, or by which such parties possess voting power (including pursuant to the irrevocable proxy described below), have the right to designate (i) that number of individuals, which, assuming all such individuals are successfully elected as directors, when taken together with any incumbent Original Member Directors (as defined below) not standing for election in such election, would result in there being four directors, or the “Original Member Directors” and (ii) that number of individuals who satisfy the independence requirements specified in the Stockholders Agreement, which, assuming all such individuals are successfully elected as directors, when taken together with any incumbent Original Member Designated Independent Directors (as defined below) not standing for election in such election, would result in there being three directors, or the “Original Member Designated Independent Directors.”
Each of the Continuing Equity Owners that is party to the Stockholders Agreement has agreed to vote, or cause to be voted, all of their outstanding shares of our Class A common stock and/or Class B common stock held such parties, or by which such parties possess voting power, at any annual or special meeting of stockholders in which directors are elected, so as to cause the election of the Original Member Directors and the Original Member Designated Independent Directors. Additionally, pursuant to the Stockholders Agreement, we shall take all commercially reasonable actions to cause (1) our board of directors to be comprised of at least seven directors or such other number of directors as our board of directors may determine; (2) the individuals designated in accordance with the terms of the Stockholders Agreement to be included in the slate of nominees to be elected to our board of directors at the next annual or special meeting of our stockholders at which directors are to be elected and at each annual meeting of our stockholders thereafter at which a director’s term expires; and (3) the individuals designated in accordance with the terms of the Stockholders Agreement to fill the applicable vacancies on our board of directors.

The Stockholders Agreement allows for our board of directors to reject the nomination, appointment or election of a particular director if such nomination, appointment or election would constitute a breach of our board of directors’ fiduciary duties to our stockholders or does not otherwise comply with any requirements of our Amended and Restated Certificate of Incorporation or our Amended and Restated Bylaws.
In addition, certain of the Continuing Equity Owners specified in the Stockholders Agreement, which we refer to as “Proxy Granting Members,” have granted to certain other Continuing Equity Owners specified in the Stockholders Agreement an irrevocable proxy to vote such stockholders shares of Class A common stock and/or Class B common stock held by such Proxy Granting Member with respect to the election and removal of directors. This irrevocable proxy granted by the Proxy Granting Members will terminate upon the termination of the Stockholders Agreement.
The Stockholders Agreement will terminate upon the earlier to occur of (i) the Continuing Equity Owners that are party to the Stockholders Agreement ceasing to own or control (including by proxy) a majority in voting power of our Class A common stock or Class B common stock, (ii) the fifth anniversary of the closing of our IPO, or (iii) by unanimous consent of us and each of the other parties to the Stockholder Agreement.
Controlled Company Exception
The parties to the Stockholders Agreement have more than 50% of the combined voting power of our common stock. As a result, we are a “controlled company” within the meaning of the corporate governance standards of the NYSE rules and have elected not to comply with certain corporate governance standards, including that: (1) a majority of our board of directors consists of “independent directors,” as defined under the NYSE rules; (2) we have a nominating and corporate governance committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities; (3) we have a compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities; and (4) we perform annual performance evaluations of the nominating and corporate governance and compensation committees. We rely on the foregoing exemptions provided to controlled companies under the NYSE rules. Therefore, we do not have a majority of independent directors on our board of directors, and do not have a nominating or corporate governance committee or compensation committee (or perform annual performance evaluations of nominating and corporate governance and compensation committees) and will not unless and until such time as we are required to do so. Accordingly, you may not have the same protections afforded to stockholders of companies that are subject to all of these corporate governance requirements.
In the event that we cease to be a “controlled company” and our shares continue to be listed on the NYSE, we will be required to comply with these provisions within the applicable transition periods.
Director Independence
Our board of directors undertook a review of the independence of our directors and considered whether any director has a relationship with us that could compromise that director’s ability to exercise independent judgment in carrying out that director’s responsibilities. Our board of directors affirmatively determined that Debra Martin Chase, Deborah Hopkins, and Chad Leat are each an “independent director,” as defined under the NYSE rules.
Director Candidates
Our board of directors is responsible for searching for qualified director candidates for election to the board and filling vacancies on the board. To facilitate the search process, the board of directors may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The board of directors may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Once potential candidates are identified, the board of directors reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the board of directors for candidates for election as a director.
Under the Stockholders Agreement, the directors initially designated for election to the applicable classes of the board are Robert Morse, Jonathan Slager, Adam O’Farrell, Dean Allara, Debra Martin Chase, Deborah Hopkins, and Chad Leat.
In evaluating the suitability of individual candidates (both new candidates and current board members), the board of directors, in recommending and approving (and, in the case of vacancies, appointing) candidates, may take into account many factors, including: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; relevant social policy concerns; experience relevant to the Company’s industry; experience as a board member or executive officer of another publicly held company; relevant academic expertise or other proficiency in an area of the Company’s operations; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. The board evaluates each individual in the context of the board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the board of directors may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the board. In addition, the board will consider whether there are potential conflicts of interest with the candidate’s other personal and professional pursuits. Although the board does not have a formal written diversity policy with respect to the evaluation of director candidates, in its evaluation of director candidates, the board of directors will consider factors including, without limitation, issues of character, integrity, judgment, and diversity, and with respect to diversity, such factors as gender, race, ethnicity, experience, and area of expertise, as well as other individual qualities and attributes that contribute to the total diversity of viewpoints and experience represented on the board.
Stockholders may recommend individuals to the board of directors for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the board of directors, c/o Secretary, Bridge Investment Group Holdings Inc., 111 East Sego Lily Drive, Suite 400, Salt Lake City, Utah 84070. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the board of directors will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.
Communications with the Board of Directors
The board will give appropriate attention to written communications that are submitted to the board by stockholders and other interested parties, and will respond if and as appropriate. Our Secretary is primarily responsible for monitoring communications to the board and for providing copies or summaries to the directors as he considers appropriate.
Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our Secretary and Executive Chairman consider to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications. Interested parties who wish to send communications on any topic to the board should address such communications to the board of directors in writing to c/o Secretary, Bridge Investment Group Holdings Inc., 111 East Sego Lily Drive, Suite 400, Salt Lake City, Utah 84070.

Board Leadership Structure and Role in Risk Oversight
The board of directors oversees the business and affairs of the Company and monitors the performance of its management. The basic responsibility of the board is to lead the Company by exercising its business judgment to act in what each director reasonably believes to be the best interests of the Company and its stockholders. Although not all board members are involved in the Company’s day-to-day operations, the directors keep themselves informed about the Company through meetings of the board, reports from management and discussions with the Company’s named executive officers. Directors also communicate with the Company’s outside advisors, as necessary.
Our Amended and Restated Bylaws and Corporate Governance Guidelines provide our board of directors with flexibility to combine or separate the positions of Chairperson of the board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of our Company. Currently, the roles are not combined, with Robert Morse serving as Executive Chairman and Jonathan Slager serving as Chief Executive Officer. Our board is comprised of individuals with extensive experience in finance, the real estate and investment management industries and public company management. For these reasons and because of the strong leadership of Robert Morse and Jonathan Slager, our board has concluded that our current leadership structure is appropriate at this time. However, our board of directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.
In Robert Morse’s role as Executive Chairman of the board of directors, he focuses on board oversight and governance matters, sets the agendas for board meetings, presides over meetings of the board, serves as the liaison between the board and management and communicates on behalf of the board with various constituencies involved with the Company.
Risk assessment and oversight are an integral part of our governance and management processes. Our board of directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the tiers of risks facing us. Throughout the year, senior management reviews these risks with the board of directors at regular board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks. Our board of directors does not have a standing risk management committee, but rather administers this oversight function directly through the board of directors as a whole, as well as through the Audit Committee, which oversees our policies with respect to risk assessment and risk management. In particular, our Audit Committee is responsible for overseeing our major risk exposures and the steps our management has taken to monitor and control these exposures and has organized an enterprise risk management committee comprising members of management that meets regularly, monitors and evaluates the Company’s risks, coordinates the Company’s response to identified risks and reports to the Audit Committee. The Audit Committee also monitors compliance with legal and regulatory requirements and considers and approves or disapproves any related person transactions. The Company’s chief compliance officer reports directly to Adam O’Farrell and regularly presents to the Audit Committee and the board on legal and regulatory compliance. Our board of directors monitors the effectiveness of the Corporate Governance Guidelines. The board does not believe that its role in the oversight of our risks affects the board’s leadership structure.
Executive Sessions
In order to promote open discussion among independent directors, our board regularly holds executive sessions of independent directors. These executive sessions are chaired by Deborah Hopkins.

Code of Business Conduct and Ethics
We have a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted a current copy of the Code of Business Conduct and Ethics on our investor relations website, https://ir.bridgeig.com, in the “Governance” section under “Governance Documents.” In addition, we intend to post on our website all disclosures that are required by law or the NYSE rules concerning any amendments to, or waivers from, any provision of the Code of Business Conduct and Ethics.
Anti-Hedging Policy
Our board of directors has adopted an Insider Trading Compliance Policy, which applies to all of our directors, officers and employees. Unless specifically approved in advance by the Company’s General Counsel, the policy prohibits our directors, officers and employees and any entities they control from purchasing financial instruments such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities, or that may cause an officer, director, or employee to no longer have the same objectives as the Company’s other stockholders.
Attendance by Members of the Board of Directors at Meetings
The board of directors held eight meetings during the fiscal year ended December 31, 2023. During the fiscal year ended December 31, 2023, each director attended at least 75% of the aggregate of (i) all meetings of the board of directors and (ii) all meetings of the committees on which the director served during the period in which he or she served as a director.
Under our Corporate Governance Guidelines, which is available on our investor relations website at https://ir.bridgeig.com, a director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the board and any committee on which the director sits (including separate meetings of the independent directors), with the understanding that, on occasion, a director may be unable to attend a meeting. A director who is unable to attend a meeting is expected to notify the Chairperson of the board or the chairperson of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference. We do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that absent compelling circumstances directors will attend.

COMMITTEES OF THE BOARD
Our board of directors directs the management of our business and affairs, as provided by Delaware law, and conducts its business through meetings of our board of directors and its committees. We have a standing Audit Committee and, from time to time, special committees may be established under the direction of our board of directors when necessary to address specific issues. Our Audit Committee operates under a written charter that has been approved by our board.
Audit Committee
Our Audit Committee’s responsibilities include:
•appointing, approving the fees of, retaining and overseeing our independent registered public accounting firm;
•discussing with our independent registered public accounting firm their independence from management;
•discussing with our independent registered public accounting firm any audit problems or difficulties and management’s response;
•approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;
•overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual consolidated financial statements that we file with the SEC;
•reviewing our policies on risk assessment and risk management;
•reviewing, and if appropriate, approving related person transactions;
•establishing procedures for the confidential anonymous submission of complaints regarding questionable accounting, internal controls or auditing matters; and
•preparing the audit committee report required by the SEC rules (which is included in the section titled “Report of the Audit Committee of the Board of Directors” in this proxy statement).
The Audit Committee charter is available on our investor relations website at https://ir.bridgeig.com. The members of the Audit Committee are Deborah Hopkins, Debra Martin Chase and Chad Leat. Ms. Hopkins serves as the Chairperson of the committee. Our board has affirmatively determined that each of Ms. Hopkins, Ms. Chase and Mr. Leat is independent for purposes of serving on an audit committee under Rule 10A-3 promulgated under the Exchange Act and the NYSE rules, including those related to Audit Committee membership.
The members of our Audit Committee meet the requirements for financial literacy under the applicable NYSE rules. In addition, our board of directors has determined that each of Ms. Hopkins and Mr. Leat qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K. No audit committee member currently serves on the audit committee of more than three public companies.
The Audit Committee met five times in 2023.

EXECUTIVE AND DIRECTOR COMPENSATION
This section discusses the material components of the executive compensation program for our executive officers, including those who are set forth in the Summary Compensation Table below. We are an “emerging growth company,” within the meaning of the JOBS Act, and have elected to comply with the reduced compensation disclosure requirements available to emerging growth companies under the JOBS Act. In 2023, our “named executive officers” and their positions were:
•Robert Morse, Executive Chairman;
•Jonathan Slager, Chief Executive Officer and Chief Investment Officer, Bridge Multifamily;
•Adam O’Farrell, Chief Operating Officer; and
•Dean Allara, Vice Chairman and Head of Client Solutions Group.
This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt in the future may differ materially from the current programs summarized in this discussion.
Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Robert Morse	2023	500,000	8,676,000	550,005	1,969,670	11,695,675
Executive Chairman	2022	500,000	14,618,137	825,000	1,502,616	17,445,753
Jonathan Slager	2023	500,000	2,651,000	550,005	747,444	4,448,449
Chief Executive Officer	2022	500,000	4,653,709	850,000	1,056,756	7,060,464
Adam O’Farrell	2023	500,000	1,566,500	550,005	565,424	3,181,929
Chief Operating Officer	2022	500,000	2,737,486	850,000	934,181	5,021,667
Dean Allara	2023	500,000	1,687,000	550,005	573,629	3,310,634
Vice Chairman and Head of Client Solutions Group	2022	500,000	3,383,510	750,000	859,866	5,493,376
(1)     Amounts reflect the grant date fair value of restricted stock awards granted during 2023 and 2022 computed in accordance with Accounting Standards Codification ASC 718, Stock Compensation (“ASC 718”). We provide information regarding the assumptions used to calculate the value of the restricted stock awards granted to our named executive officers during 2023 and 2022 in Note 21 to our audited consolidated financial statements for the fiscal year ended December 31, 2023, included in our Annual Report on Form 10-K filed with the SEC on March 7, 2024.
(2)     Amounts reflect annual cash bonuses earned during 2023 and 2022. For additional information about the annual bonuses paid to our named executive officers, please see the section titled “Annual Incentive Compensation” below.
(3)     For 2023, amounts include dividends received with respect to restricted stock and unvested profits interests distributions (Mr. Morse, $1,277,092; Mr. Slager, $443,638; Mr. O’Farrell, $303,421; and Mr. Allara, $312,041); company-paid matching contributions to our 401(k) plan (each of Messrs. Morse, Slager, and O’Farrell, $30,000); company payment of health, dental, vision, long-term disability, and basic life and AD&D insurance premiums on behalf of our named executive officers (Mr. Morse, $17,301; Mr. Slager, $15,655; Mr. O’Farrell, $24,059; and Mr. Allara, $21,800); cash payments received in respect of carried interest allocations with respect to certain general partner interests (Mr. Morse, $645,277; Mr. Slager, $258,151; Mr. O’Farrell, $206,644; and Mr. Allara, $238,588); and company reimbursement of certain cell phone expenses (Mr. O’Farrell, $1,300; and Mr. Allara, $1,200).

For 2022, amounts include dividends received with respect to restricted stock and unvested profits interests distributions (Mr. Morse, $1,426,548; Mr. Slager, $763,596; Mr. O’Farrell, $733,512; and Mr. Allara, $574,246); company-paid matching contributions to our 401(k) plan (each of Messrs. Morse, Slager, O’Farrell, and Allara, $12,200); company payment of health, dental, vision, long-term disability, and basic life and AD&D insurance premiums on behalf of our named executive officers (Mr. Morse, $10,223; Mr. Slager, $20,800; Mr. O’Farrell, $13,864; and Mr. Allara, $13,864); cash payments received in respect of carried interest allocations with respect to certain general partner interests (Mr. Morse, $52,340; Mr. Slager, $258,143; Mr. O’Farrell, $173,405; and Mr. Allara, $256,556); and company reimbursement of certain cell phone expenses (Mr. Morse, $1,306; Mr. Slager, $2,017; Mr. O’Farrell, $1,200; and Mr. Allara, $3,000).
Narrative to Summary Compensation Table
Determination of Compensation
Our executive compensation program is administered by our board of directors. Our senior management typically provides compensation recommendations to the board of directors and discusses with the board of directors the compensation and performance for our named executive officers. The board of directors evaluates any such compensation recommendations for the executive officers and ultimately determines executive compensation.
Elements of Our Executive Compensation Program
For 2023, the primary elements of the named executive officers’ compensation were base salary, annual cash incentive bonuses and long-term equity compensation.
Base Salaries
The base salaries of our named executive officers are an important part of their total compensation package and are intended to reflect their respective positions, duties and responsibilities.

Named Executive Officer	Annual Base Salary
Robert Morse	$500,000
Jonathan Slager	$500,000
Adam O’Farrell	$500,000
Dean Allara	$500,000
The base salaries paid to our named executive officers for 2023 and 2022 are included in the “Salary” column of the Summary Compensation Table above.
Annual Incentive Compensation
We maintain an annual bonus program pursuant to which our named executive officers are eligible to receive a performance-based cash bonus tied to individual performance and company performance. As of the beginning of 2023, each named executive officer had a target annual bonus amount of 200%, each expressed as a percentage of the named executive officer’s annual base salary:

Named Executive Officer	2023 Bonus Target
Robert Morse	200.00%
Jonathan Slager	200.00%
Adam O’Farrell	200.00%
Dean Allara	200.00%

Annual bonuses are determined by our board of directors in its discretion and are generally paid in two installments, at mid-year and at the end of the year. Our annual bonuses to the named executive officers have historically been paid at 100% of target. For 2023, the board of directors determined to pay an aggregate of the mid-year and end of the year bonuses at 55% of target, or 110% of base salary, for each named executive officer.
The annual cash bonuses paid to our named executive officers for 2023 and 2022 performance are included in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table above.
Equity Compensation
Profits Interest Awards
Prior to our IPO, we granted profits interest units of the Operating Company and certain of its subsidiaries to our key employees, including the named executive officers, in order to recognize such employees’ material contributions to the Company and/or to attract or retain such employees. In connection with our IPO, the profits interest awards in Bridge Investment Group Employee PI Holdco LLC held by our named executive officers were exchanged into Class A Units with similar vesting requirements. Additionally, as of January 1, 2022, January 1, 2023, and July 1, 2023 certain of the profits interest awards in Bridge Multifamily Employee PI Holdco LLC, Bridge Development Employee PI Holdco LLC, Bridge Seniors Employee PI Holdco LLC, and Bridge Office Employee PI Holdco LLC held by our named executive officers that were granted in 2019, 2020, and 2021, respectively, were exchanged into Class A Units with similar vesting requirements.
Our named executive officers currently hold profits interests in Bridge Debt Strategies Employee PI Holdco LLC. The profits interest units held by our named executive officers do not have voting rights and will receive distributions as follows:
•Current Income Distributions. Distributions of current income in a given year are only made to the extent that the total distributions exceed a specified EBITDA hurdle, which was established at the time of grant based on the then-current EBITDA of the applicable entity. If distributions in a given year exceed the established EBITDA hurdle, then each profits interest unit will receive a pro-rata share of all distributions above such hurdle. Any EBITDA in excess of the hurdle that is accrued but not distributed in a given year will be distributed without a hurdle prior to any income distributions in the subsequent year.
•Sale or Liquidation Distributions. Distributions upon a sale or liquidation event of an entity will be made on a pro-rata basis to the extent that the total distributions exceed a specified valuation hurdle, which was established at the time of grant. If distributions in connection with the liquidation exceed this valuation hurdle, then each profits interest unit will receive a pro-rata share of all distributions above such hurdle.
If a named executive officer resigns or otherwise terminates employment with us, the Company shall have the right to repurchase the vested profits interest units held by such named executive officer for 50% of the value of such interests as established in the year of termination. If a named executive officer is terminated for cause, the profits interest units will be forfeited as of the termination date. In the event of retirement, subject to the named executive officer’s entry into a separation and non-competition agreement, the named executive officer shall receive accelerated vesting of the profits interest units.

All of the outstanding profits interest units held by our named executive officers were fully vested upon grant, except that (i) certain of the profits interest units granted to our named executive officers in 2019 with respect to Bridge Development Employee PI Holdco LLC and Bridge Multifamily Employee PI Holdco LLC, which were exchanged into Class A Units on January 1, 2022 as described above and (ii) certain of the profits interest units granted to our named executive officers in 2020 with respect to Bridge Development Employee PI Holdco LLC and Bridge Multifamily Employee PI Holdco LLC, which were exchanged into Class A Units on January 1, 2023 as described above, all of which are subject to vesting and will vest as to 1/3 of such units on each of the third, fourth, and fifth anniversaries of the grant date. Vesting of such profits interest units will accelerate upon death, permanent disability, or, in the discretion of the board of directors, in connection with a change in control of our company or the relevant entity. In the event such acceleration occurs as a result of death or permanent disability, the profits interest units will be paid out at the fair market value of such units as of the termination date, paid 50% upon termination and 25% on each of the first and second anniversaries of the event.
Carried Interest Compensation
The general partners of certain of our funds receive an allocation of earnings from our funds, which we refer to as “carried interest.” We award carried interest awards to certain employees, including our named executive officers, to incentivize the successful investment performance by our funds and help align our named executive officers with our fund investors. Each of our named executive officers hold carried interest awards in one or more of the general partners of certain of our funds. These carried interest awards are granted in the form of shares in the general partner, with each award representing a percentage allocation of the carried interest allocation revenue earned by the general partner. Ownership of carried interest may be subject to a range of vesting conditions, including continued employment and forfeiture upon failure to comply with the applicable LLC agreement or award agreement, thus serving as an important employment retention mechanism. These general partner carried interest awards remain unvested and subject to continued service, except that such carried interest awards will accelerate and vest in full upon a named executive officer’s termination for death or total permanent disability, or, in certain circumstances, upon a change in control (as defined in the applicable award agreement). Each of our named executive officers received the cash distributions attributable to carried interest awards in 2023 and 2022 as set forth in the Summary Compensation Table above.
Prior to our IPO, we also granted certain additional carried interest awards in the form of interests in the general partners of our funds, which were generally fully vested upon issuance. In connection with our IPO, certain of these shares held by the named executive officers were exchanged into Class A Units.
Restricted Stock Awards
The restricted stock awards granted to each named executive officer prior to January 1, 2024, will vest in three equal installments on each of the third, fourth, and fifth anniversaries of the date of grant, and the restricted stock awards granted to each named executive officer on January 1, 2024, will vest in four equal installments on each of the first, second, third and fourth anniversaries of the date of grant, in each case subject to the executive’s continued service with us through the applicable vesting date, and will be eligible for accelerated vesting as provided in the employment agreements with our named executive officers described below.
Each of our named executive officers received restricted stock awards in 2023 and 2022 as set forth in the Summary Compensation Table above.

Other Elements of Compensation
Retirement Plans and Other Employee Benefits
Our named executive officers are eligible to participate in our employee benefit plans and programs, including medical and dental benefits and life insurance, to the same extent as our other full-time employees, subject to the terms and eligibility requirements of those plans, except that we pay the full cost of the health, dental, and vision premiums for our named executive officers. Additionally, we sponsor a long-term disability insurance program for our Senior Managing Directors and executives (including our named executive officers). We also sponsor a 401(k) defined contribution plan, or the 401(k) Plan, in which our named executive officers may participate, subject to limits imposed by the Code, to the same extent as our other full-time employees. Under this plan, we match a percentage of the participants’ contributions up to a specified amount.
We do not typically provide any perquisites or special personal benefits to our named executive officers, except for reimbursement of certain cell phone expenses.
Employment, Severance or Change in Control Agreements
We have entered into employment agreements with each of our named executive officers, pursuant to which each executive officer serves in his executive capacity and as a member of our board of directors on a full-time basis.
Pursuant to the employment agreements, each executive officer is entitled to receive a base salary, as well as an annual cash performance bonus with a target amount equal to a percentage of such executive officer’s base salary, with such bonus amount determined by our board of directors in its sole discretion based on the achievement of individual and/or company performance goals, and subject to the executive’s continued employment through the bonus payment date. In addition, each was eligible to receive the restricted stock award described above under “—Restricted Stock Awards”, each is entitled to participate in such portion of the carried interest in our funds as is determined by our board of directors, and each is eligible to participate in the health, welfare, retirement, vacation and other employee benefit plans, practices, policies and programs generally available to similarly situated senior executives.
Pursuant to the employment agreements, if an executive officer’s employment is terminated by us without “cause” or by the executive for “good reason” (each, as defined in the applicable executive’s employment agreement), the executive will receive the following severance payments and benefits: (i) continued payments of base salary for twelve (12) months (the “severance period”) following the date of termination (subject to offset for any garden leave payments payable to the executive under our restrictive covenant agreement with the executive); (ii) continued COBRA coverage for the severance period; and (iii) accelerated vesting and exercisability of all equity awards (other than any carried interest awards) granted to the executive with respect to the number of shares underlying each award that would have vested had the executive remained employed during the severance period, or, if the termination occurs on or within eighteen (18) months following a “change in control” (as defined in the applicable executive’s employment agreement), with respect to 100% of the shares underlying each award.
In the event of an executive officer’s termination for any reason other than by us for cause, and if at the time of such termination the executive officer satisfies certain requirements set forth in the employment agreement for “Senior Managing Director Emerita/Emeritus” status and complies with certain ongoing obligations, including continued compliance with any restrictive covenants applicable to the executive, the executive officer will be eligible to receive the benefits corresponding to such status, which include the continuation of certain employee benefits, such as company-arranged financing for acquiring limited partner interests, the waiver of fees or carried interest costs for limited partner investments to our funds (up to a cap), continued healthcare coverage at our expense and accelerated vesting of 100% of the outstanding unvested Restricted Stock Awards and carried interest held by such executive.

Additionally, under the employment agreements, if the executive officer’s employment is terminated due to death or disability, the executive will receive 100% accelerated vesting and exercisability of all outstanding time-based equity awards held by the executive as of the date of termination and 100% accelerated vesting of all outstanding carried interest awards. The severance payments and benefits described above are subject to the executive’s timely execution and non-revocation of a release of claims in our favor.
Each of our executive officers are also subject to the Company’s standard restrictive covenant agreement, as well as an indefinite nondisclosure of confidential information covenant, one-year post-termination employee and customer non-solicitation covenants, and an indefinite mutual non-disparagement covenant pursuant to the employment agreements.
No Tax Gross-Ups
We do not make gross-up payments to cover our named executive officers’ personal income taxes that may pertain to any of the compensation or perquisites paid or provided by our company.
Outstanding Equity Awards at 2023 Fiscal Year-End
The following table summarizes the number of unvested equity awards held by our named executive officers as of December 31, 2023. For additional information about the outstanding equity awards granted to our named executive officers, please see the section titled “—Equity Compensation” above.

	Stock Awards
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Robert Morse	1/1/2019	27,576	(2)	269,693
	7/20/2021	585,428	(3)	5,725,486
	1/1/2022	585,428	(4)	5,725,486
	1/1/2023	720,000	(4)	7,041,600
Jonathan Slager	1/1/2019	49,636	(2)	485,440
	7/20/2021	186,372	(3)	1,822,718
	1/1/2022	186,372	(4)	1,822,718
	1/1/2023	220,000	(4)	2,151,600
Adam O’Farrell	1/1/2019	66,181	(2)	647,250
	1/1/2021	3,292	(5)	32,196
	7/20/2021	109,631	(3)	1,072,191
	1/1/2022	109,631	(4)	1,072,191
	1/1/2023	130,000	(4)	1,271,400
Dean Allara	1/1/2019	38,606	(2)	377,567
	7/20/2021	135,503	(3)	1,325,219
	1/1/2022	135,503	(4)	1,325,219
	1/1/2023	140,000	(4)	1,369,200
(1)Computed by multiplying the closing market price of Bridge’s common stock on December 29, 2023, the last trading day of 2023, of $9.78 by the number of unvested shares of common stock or Class A Units subject to or issuable in respect of such award.

(2)Represents the number of Class A Units issued in connection with the redemption of the unvested portion Class B profits interest units in Bridge Development Employee PI Holdco LLC held by our named executive officers as of December 31, 2023. The profits interest units (and the Class A Units issued in redemption of such profits interests) vest in three equal installments on each of the third, fourth, and fifth anniversaries of the grant date. Vesting of such units will accelerate upon death, permanent disability, or, in the discretion of the board of directors, in connection with a change in control of our company or the relevant entity. Such Class A Units were issued in connection with such redemption on January 1, 2022.
(3)Represents the number of shares of restricted stock held by our named executive officers granted on the closing of our IPO that have not vested. The restricted stock vests in three equal installments on each of the third, fourth, and fifth anniversaries of the date of closing of our IPO, subject to the executive’s continued service with us through the applicable vesting date and will be eligible for accelerated vesting as provided in the employment agreements with our named executive officers described above.
(4)Represents the number of shares of restricted stock held by our named executive officers granted as a part of compensation for the years ended December 31, 2023 and 2022 that have not vested. The restricted stock awards granted to each named executive officer will vest in three equal installments on each of the third, fourth, and fifth anniversaries of the date of grant, in each case subject to the executive’s continued service with us through the applicable vesting date and will be eligible for accelerated vesting as provided in the employment agreements with our named executive officers described above.
(5)Represents certain other profits interest awards in the Operating Company issued prior to the IPO, which represent unvested Class A Units. These profits interest awards vest in three equal installments on each of the third, fourth, and fifth anniversaries of the grant date, subject to the executive’s continued service with us through the applicable vesting date and will be eligible for accelerated vesting as provided in the employment agreements with our named executive officers described above.
Equity Compensation Plan Information
The table below provides information concerning the awards that may be issued under our 2021 incentive award plan as of December 31, 2023:

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	(b) Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (2)
Equity compensation plans approved by security holders	87,651	NA	4,596,040
Equity compensation plans not approved by security holders	—	—	—
Total	87,651	NA	4,596,040
(1)Includes shares subject to outstanding RSUs granted under our 2021 Incentive Award Plan as of December 31, 2023. Pursuant to SEC rules, excludes 6,403,960 shares of restricted stock issued under our 2021 Incentive Award Plan as of December 31, 2023.
(2)Includes shares available for future issuance under our 2021 Incentive Award Plan.
Director Compensation
2023 Director Compensation
The following table sets forth information for 2023 regarding the compensation awarded to, earned by our non-employee directors who served on our board of directors during 2023. All of the other members of the board of directors during 2023 are employees of the Company and did not receive any additional compensation in 2023 for their service on the board of directors. The compensation earned by Messrs. Morse, Slager, O’Farrell, and Allara in 2023 is set forth in the “Summary Compensation Table” above.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Chad Leat	100,000	100,006	200,006
Debra Martin Chase	100,000	100,006	200,006
Deborah Hopkins	110,000	110,003	220,003

(1)Amounts reflect the full grant date fair value of restricted stock awards granted on May 4, 2023 computed in accordance with ASC 718. We provide information regarding the assumptions used to calculate the value of the restricted stock awards granted to our non-employee directors in Notes 2 and 21 to our audited consolidated financial statements for the fiscal year ended December 31, 2023, included in our Annual Report on Form 10-K filed with the SEC on March 7, 2024.
Director Compensation Program
In connection with our IPO, our board of directors approved a compensation program for our non-employee directors that consists of annual retainer fees and long-term equity awards for eligible non-employee directors. The material terms of the director compensation program are summarized below.
Cash Compensation
Each non-employee director other than the Chair of the Audit Committee receives an annual cash retainer equal to $100,000, and the Chair of the Audit Committee receives an annual cash retainer equal to $110,000. Annual cash retainers will be paid in quarterly installments in arrears and will be pro-rated for any partial calendar quarter of service.
Equity Compensation
•Initial Award. Each non-employee director who is initially elected or appointed to our board of directors other than on the date of an annual meeting will be granted, on the date of such initial election or appointment, a restricted stock award with a value of approximately $100,000 (or, for the Chair of the Audit Committee, $110,000), multiplied by a fraction, the numerator of which is equal to (x) 365 minus (y) the number of days since the most recent annual meeting as of the non-employee director’s date of election or appointment, and the denominator of which is 365.
•Annual Award. On the date of each regular annual meeting of our stockholders, each non-employee director who is elected or continues to serve as a non-employee director immediately following such annual meeting will be granted, on the date of such initial election or appointment, a restricted stock award with a value of approximately $100,000 (or, for the Chair of the Audit Committee, $110,000).
Each award vests on the day immediately prior to the date of the annual meeting occurring after the date of grant, in either case, subject to the non-employee director’s continued service through such vesting date.
Each award also will vest in full immediately prior to the occurrence of a change in control (as defined in the 2021 Incentive Award Plan), to the extent outstanding at such time.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to holdings of our common stock by (i) stockholders who beneficially owned more than 5% of the outstanding shares of our Class A common stock and our Class B common stock, and (ii) each of our directors (which includes all nominees), each of our named executive officers and all directors and executive officers as a group as of March 8, 2024, unless otherwise indicated.
As described in “Certain Relationships and Related Party Transactions,” each Class A Unit (other than Class A Units held by us) is redeemable from time to time at each holder’s option (subject in certain circumstances to time-based vesting requirements) for, at our election (determined solely by at least two or our independent directors (within the meaning of the NYSE rules) who are disinterested), shares of our Class A common stock on a one-for-one basis, or a cash payment equal to a volume-weighted average market price of one share of Class A common stock for each Class A Unit so redeemed, in each case, in accordance with the terms of the Operating Company LLC Agreement; provided that, at our election (determined by at least two of our independent directors (within the meaning of the NYSE rules) who are disinterested), we may effect a direct exchange of such Class A common stock or such cash, as applicable, for such Class A Units.
The Continuing Equity Owners may, subject to certain exceptions, exercise such redemption right for as long as their Class A Units remain outstanding. See “Certain Relationships and Related Party Transactions—Operating Company LLC Agreement.” In connection with our IPO, we issued to each Continuing Equity Owner, for nominal consideration, one share of Class B common stock for each Class A Unit such Continuing Equity Owner owned.
The number of shares beneficially owned by each stockholder as described in this proxy statement is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. In computing the number of shares beneficially owned by an individual or entity, shares of common stock subject to options, proxy voting rights or other rights, including the redemption right described above with respect to each Class A Unit, held by such person that are currently exercisable or will become exercisable within 60 days of March 8, 2024, are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person. The percentage ownership of each individual or entity as of March 8, 2024 is computed on the basis of 41,019,229 shares of our Class A common stock outstanding, 80,048,075 shares of our Class B common stock outstanding and such other securities beneficially owned by the individual as described in the preceding sentence. Unless otherwise indicated, the address of each beneficial owner listed below is 111 East Sego Lily Drive, Suite 400, Salt Lake City, Utah 84070. We believe, based on information provided to us, that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

	Shares of Class A Common Stock Beneficially Owned(1)		Shares of Class B Common Stock Beneficially Owned		Combined Voting Power(2)
Name of beneficial owner	Number	Percentage	Number	Percentage	Percentage
Robert Morse (3)	37,717,632	49.6%	29,282,283	36.6%	35.6%
Jonathan Slager (4)	21,071,665	34.7%	15,301,423	19.1%	18.8%
Dean Allara (5)	19,126,644	32.1%	15,414,914	19.3%	18.7%
Adam O’Farrell (6)	17,606,470	30.4%	14,005,326	17.5%	17.0%
Debra Martin Chase (7)	23,380	*	—	—	*
Deborah Hopkins (8)	31,717	*	—	—	*
Chad Leat (7)	33,508	*	—	—	*
Prudential Financial, Inc. (9)	3,054,378	8.9%	—	—	*
The Vanguard Group (10)	2,662,939	7.8%	—	—	*
Millennium Management LLC (11)	2,135,799	6.2%	—	—	*
All executive officers and directors as a group (eight persons)	96,030,785	73.0%	74,205,768	92.7%	89.0%

* Represents beneficial ownership of less than 1%.
(1)Each Class A Unit (other than Class A Units held by us and by certain of the Former Profits Interest Program Participants that are initially subject to time-based vesting requirements) is redeemable from time to time at each holder’s option for, at our election (determined solely by our independent directors (within the meaning of the NYSE rules) who are disinterested), newly issued shares of our Class A common stock on a one-for-one basis or a cash payment equal to a volume-weighted average market price of one share of Class A common stock for each Class A Unit so redeemed, in each case, in accordance with the terms of the Operating Company LLC Agreement; provided that, at our election (determined solely by our independent directors (within the meaning of the NYSE rules) who are disinterested), we may effect a direct exchange by Bridge Investment Group Holdings Inc. of such Class A common stock or such cash, as applicable, for such Class A Units. The Continuing Equity Owners may, subject to certain exceptions, exercise such redemption right for as long as their Class A Units remain outstanding. See “Certain Relationships and Related Party Transactions—Operating Company LLC Agreement.” In this table, beneficial ownership of Class A Units has been reflected as beneficial ownership of shares of our Class A common stock for which such Class A Units may be exchanged. When a Class A Unit is exchanged by a Continuing Equity Owner, a corresponding share of Class B common stock will be cancelled.
(2)Represents the percentage of voting power of our Class A common stock and Class B common stock voting as a single class. Each share of Class A common stock entitles the registered holder to one vote per share and each share of Class B common stock entitles the registered holder thereof to ten votes per share on all matters presented to stockholders for a vote generally, including the election of directors. The Class A common stock and Class B common stock will vote as a single class on all matters except as required by law or our Amended and Restated Certificate of Incorporation.
(3)Consists of (i) 2,630,856 shares of Class A common stock held by Mr. Morse, (ii) 33,635,780 Class A Units and 27,870,157 shares of Class B common stock held by FLM Holdings, LLC, an entity of which Mr. Morse is the manager and therefore has voting and investment control over the securities held by such entity, and (iii) 1,450,996 Class A Units and 1,412,126 shares of Class B common stock held by various family trusts of which FLM Management LLC is the trustee, with Mr. Morse acting as manager of FLM Management LLC.
(4)Consists of (i) 792,744 shares of Class A common stock held by Mr. Slager, (ii) 2,374,838 Class A Units and 2,374,838 shares of Class B common stock held by SF Intentional Irrevocable Trust Dated December 30, 2019, an entity of which Mr. Slager is the grantor and may be deemed to be the beneficial owner of such securities, (iii) 3,468,512 Class A Units and 2,256,198 shares of Class B common stock held by J.P. Slager, LLC, an entity of which Mr. Slager is the manager and therefore has voting and investment control over such securities, which Class A Units are pledged as collateral by J.P. Slager, LLC in favor of Washington Federal Bank, National Association in respect of a loan, and (iv) 320,490 Class A Units and 320,490 shares of Class B common stock held by Slager Family Limited Partnership (Mr. Slager is a Manager of The Christmas, LLC, which is the general partner of the Slager Family Limited Partnership and therefore Mr. Slager may have voting and investment control over such securities). In addition, certain parties to the Stockholders Agreement have granted an irrevocable proxy to the SF Intentional Irrevocable Trust Dated December 30, 2019 to vote 504,054 shares of Class A common stock, 13,611,027 shares of Class A common stock issuable upon exchange of Class A Units, and 10,349,897 shares of Class B common stock. As a result, Mr. Slager may be deemed share beneficial ownership of the securities subject to the irrevocable proxy.
(5)Consists of (i) 561,006 shares of Class A common stock, 6,303,811 Class A Units, and 4,863,964 shares of Class B common stock held by Mr. Allara, (ii) 1,000,000 Class A Units and 1,000,000 shares of Class B common stock held by two family trusts of which Mr. Allara is the trustee, and (iii) 558,632 Class A Units and 558,632 shares of Class B common stock held by Rockridge Investments, LLC, an entity of which Mr. Allara is the manager and therefore has voting and investment control over the securities held by such entity. In addition, certain parties to the Stockholders Agreement have granted an irrevocable proxy to Mr. Allara to vote 32,962 shares of Class A common stock, 10,670,233 shares of Class A common stock issuable upon exchange of Class A Units, and 8,992,318 shares of Class B common stock. As a result, Mr. Allara may be deemed share beneficial ownership of the securities subject to the irrevocable proxy.
(6)Consists of (i) 459,262 shares of Class A common stock held by Mr. O’Farrell, (ii) 2,926,699 Class A Units held by two family trusts of which Mr. O’Farrell is the trustee, of which 2,163,554 Class A Units are pledged as collateral by The Adam B. O’Farrell and Tracy K. O’Farrell Trust dtd May 9, 2019 in favor of Washington Federal Bank, National Association, in respect of a loan, and (iii) 2,288,045 shares of Class B common stock held by the same two family trusts. In addition, certain parties to the Stockholders Agreement have granted an irrevocable proxy to the Adam B. O’Farrell and Tracy K. O’Farrell Trust dtd May 9, 2019 to vote 168,101 shares of Class A Common Stock, 14,052,408 shares of Class A common stock issuable upon exchange of Class A Units, and 11,717,281 shares of Class B common stock. As a result, Mr. O’Farrell may be deemed share beneficial ownership of the securities subject to the irrevocable proxy.
(7)Includes 11,724 shares of restricted Class A common stock that are subject to time-based vesting.
(8)Includes 12,896 shares of restricted Class A common stock that are subject to time-based vesting.
(9)Based on information included in a Schedule 13G/A filed with the SEC on February 14, 2024 by Prudential Financial, Inc. (“Prudential”), through its subsidiary, Jennison Associates LLC. As reported therein, as of December 31, 2023, Prudential reported shared dispositive and voting power over 2,984,352 shares of our Class A common stock and sole dispositive and voting power over 70,026 shares of our Class A common stock, all of which were held by Jennison Associates LLC as an indirect wholly owned subsidiary of Prudential. The address for Prudential is 751 Broad Street, Newark, New Jersey 07102-3777.
(10)Based on information included in a Schedule 13G/A filed with the SEC on February 13, 2024 by The Vanguard Group (“Vanguard”). As reported therein, as of December 31, 2023, Vanguard reported sole dispositive power over 2,650,495 shares of our Class A common stock and shared dispositive power over 12,444 shares of our Class A common stock. The address for Vanguard is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(11)Based on information included in a Schedule 13G filed with the SEC on January 5, 2024 by Millennium Management LLC (“Millennium Management”). As reported therein, as of December 31, 2023, Millennium Management reported sole dispositive power and sole voting power over 2,135,799 shares of our Class A common stock. The address for Millennium Management is 399 Park Avenue, New York, New York 10022.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Policies and Procedures for Related Person Transactions
Our board of directors has adopted a written Related Person Transaction Policy, setting forth the policies and procedures for the review and approval or ratification of related person transactions. Under the policy, our legal department is primarily responsible for developing and implementing processes and procedures to obtain information regarding related persons with respect to potential related person transactions and then determining, based on the facts and circumstances, whether such potential related person transactions do, in fact, constitute related person transactions requiring compliance with the policy. In addition, any potential related person transaction that is proposed to be entered into by the Company must be reported to the General Counsel by both the related person and the person at the Company responsible for such potential related person transaction. If our legal department determines that a transaction or relationship is a related person transaction requiring compliance with the policy, our General Counsel is required to present to the Audit Committee all relevant facts and circumstances relating to the related person transaction. Our Audit Committee must review the relevant facts and circumstances of each related person transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party and the extent of the related person’s interest in the transaction, take into account the conflicts of interest and corporate opportunity provisions of our Code of Business Conduct and Ethics, and either approve or disapprove the related person transaction. If advance Audit Committee approval of a related person transaction requiring the Audit Committee’s approval is not feasible, then the transaction may be preliminarily entered into by management upon prior approval of the transaction by the chair of the Audit Committee subject to ratification of the transaction by the Audit Committee at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. If a transaction was not initially recognized as involving a related person, then upon such recognition the transaction will be presented to the Audit Committee for ratification at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. Our management will update the Audit Committee as to any material changes to any approved or ratified related person transaction and will provide a status report at least annually of all then current related person transactions. No director may participate in approval of a related person transaction for which he or she is a related person.
The following are certain transactions, arrangements and relationships with our directors, executive officers and stockholders owning 5% or more of our outstanding common stock, or any member of the immediate family of any of the foregoing persons, since January 1, 2023, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive and Director Compensation.”
Certain Relationships
Aaron O’Farrell, brother of our Chief Operating Officer Adam O’Farrell, is employed by the Company as Managing Director, Corporate Tax. In 2023, Mr. O’Farrell received an annualized base salary of $315,000, a cash bonus of $124,741, restricted stock dividends of $104,268, unvested Class A Unit distributions of $79,731 and stock awards of $108,450. Mr. O’Farrell is also eligible to receive equity and employment benefits available to other similarly situated employees.
Charlotte Morse, daughter of our Executive Chairman Robert Morse, is employed by the Company as Managing Director, Investor Relations and Marketing. In 2023, Ms. Morse received an annualized base salary of $290,000, a cash bonus of $66,804, restricted stock dividends of $44,623, unvested Class A Unit distributions of $29,301 and stock awards of $84,350. Ms. Morse is also eligible to receive equity and employment benefits available to other similarly situated employees.

Property Management Agreements with Bridge Founders Group, LLC
One of our subsidiaries, Bridge Property Management, L.C. provides property management and construction management services to properties owned by Bridge Founders Group, LLC (“BFG”) pursuant to various property management agreements. Mr. Allara, our Vice Chairman and member of our board of directors, is a principal of BFG. In 2023, BFG made aggregate payments to Bridge Property Management in respect of such services of approximately $0.9 million.
Tax Receivable Agreement
In connection with the Transactions, we entered into a Tax Receivable Agreement with the Operating Company and the Continuing Equity Owners that provides for the payment by Bridge Investment Group Holdings Inc. to the Continuing Equity Owners of 85% of the amount of certain tax benefits, if any, that Bridge Investment Group Holdings Inc. actually realizes, or in some circumstances is deemed to realize as a result of the transactions described above, including the Basis Adjustments and certain other tax benefits arising from payments made under the Tax Receivable Agreement. The Operating Company will have in effect an election under Section 754 of the Code effective for each taxable year in which a redemption or exchange (including deemed exchange, and including for this purpose the purchase of Class A Units directly from certain Continuing Equity Owners described above) of Class A Units for Class A common stock or cash occurs or when the Operating Company makes (or is deemed to make) certain distributions. These Tax Receivable Agreement payments are not conditioned upon one or more of the Continuing Equity Owners maintaining a continued ownership interest in the Operating Company. If a Continuing Equity Owner transfers Class A Units but does not assign to the transferee of such units its rights under the Tax Receivable Agreement, such Continuing Equity Owner generally will continue to be entitled to receive payments under the Tax Receivable Agreement arising in respect of a subsequent exchange of such Class A Units. In general, the Continuing Equity Owners’ rights under the Tax Receivable Agreement may not be assigned, sold, pledged or otherwise alienated to any person, other than certain permitted transferees, without such person becoming a party to the Tax Receivable Agreement and agreeing to succeed to the applicable Continuing Equity Owner’s interest therein. As of December 31, 2023, we had a long-term liability due to affiliates of $69.5 million incurred in connection with the Tax Receivable Agreement.
Operating Company LLC Agreement
In connection with the consummation of our IPO, we and the Continuing Equity Owners entered into the Operating Company’s Amended and Restated Limited Liability Company Agreement (the “Operating Company LLC Agreement”).
•Appointment as Managing Member. Under the Operating Company LLC Agreement, we became a member and the managing member of the Operating Company. As the managing member, we are able to control all of the day-to-day business affairs and decision-making of the Operating Company without the approval of any other member. As such, we, through our officers and directors, are responsible for all operational and administrative decisions of the Operating Company and daily management of the Operating Company’s business. Pursuant to the terms of the Operating Company LLC Agreement, we cannot be removed or replaced as the managing member of the Operating Company except by our resignation, which may be given at any time by written notice to the members.
•Compensation, Fees and Expenses. We are not entitled to compensation for our services as the managing member of the Operating Company. We are entitled to reimbursement by the Operating Company for reasonable fees and expenses incurred on behalf of the Operating Company, including all expenses associated with the Transactions, any subsequent offering of our Class A common stock, being a public company and maintaining our corporate existence.

•Distributions. The Operating Company LLC Agreement requires “tax distributions,” as that term is used in the agreement, to be made by the Operating Company to its members on a pro rata basis, except to the extent such distributions would render the Operating Company insolvent or are otherwise prohibited by law, our Credit Facilities or any of our future debt agreements. Tax distributions will be made on a quarterly basis, to each member of the Operating Company, including us, based on such member’s allocable share of the taxable income of the Operating Company and an assumed tax rate that will be determined by us, as described below. For this purpose, Bridge Investment Group Holdings Inc.’s allocable share of the Operating Company’s taxable income shall be net of its share of taxable losses of the Operating Company and shall be determined without regard to any Basis Adjustments (as described above under “—Tax Receivable Agreement”). The assumed tax rate for purposes of determining tax distributions from the Operating Company to its members will be the highest combined federal, state, and local tax rate that may potentially apply to any one of the Operating Company’s members, regardless of the actual final tax liability of any such member. The Operating Company LLC Agreement also allows for cash distributions to be made by the Operating Company (subject to our sole discretion as the managing member of the Operating Company) to its members on a pro rata basis out of “distributable cash,” as that term is defined in the agreement. We expect the Operating Company may make distributions out of distributable cash periodically and as necessary to enable us to cover our operating expenses and other obligations, including our tax liability and obligations under the Tax Receivable Agreement, except to the extent such distributions would render the Operating Company insolvent or are otherwise prohibited by law, our Credit Facilities or any of our future debt agreements.
•Transfer Restrictions. The Operating Company LLC Agreement generally does not permit transfers of Class A Units by members, except for transfers to permitted transferees, transfers pursuant to the participation right described below and other limited exceptions. The Operating Company LLC Agreement may impose additional restrictions on transfers (including redemptions described below with respect to each common unit) that are necessary or advisable so that the Operating Company is not treated as a “publicly traded partnership” for U.S. federal income tax purposes. In the event of a permitted transfer under the Operating Company LLC Agreement, such member will be required to simultaneously transfer shares of Class B common stock to such transferee equal to the number of Class A Units that were transferred to such transferee in such permitted transfer.
The Operating Company LLC Agreement provides a redemption right to the Continuing Equity Owners which entitles them to have their Class A Units redeemed (subject in certain circumstances to time-based vesting requirements) for, at our election (determined solely by our independent directors (within the meaning of the NYSE rules) who are disinterested), newly issued shares of our Class A common stock on a one-for-one basis, or a cash payment equal to a volume-weighted average market price of one share of Class A common stock for each Class A Unit so redeemed, in each case in accordance with the terms of the Operating Company LLC Agreement; provided that, at our election (determined by at least two of our independent directors (within the meaning of the NYSE rules) who are disinterested), we may effect a direct exchange by Bridge Investment Group Holdings Inc. of such Class A common stock or such cash, as applicable, for such Class A Units. The Continuing Equity Owners may exercise such redemption right, subject to certain exceptions, for as long as their Class A Units remain outstanding. In connection with the exercise of the redemption or exchange of Class A Units each redeeming member (1) will be required to surrender a number of shares of our Class B common stock to the Company which will be canceled for no consideration on a one-for-one basis with the number of Class A Units so redeemed or exchanged and (2) will surrender such Class A Units to the Operating Company for cancellation.
Except as otherwise determined by us, the Operating Company LLC Agreement requires the Operating Company to take all actions with respect to its Class A Units, including issuances, reclassifications, distributions, divisions or recapitalizations, such that we and the Operating Company at all times maintains a one-to-one ratio between the number of shares of Class A common stock issued and outstanding and the number of Class A Units owned by us, except as otherwise determined by us.

Stockholders Agreement
Pursuant to the Stockholders Agreement, the Continuing Equity Owners party to the Stockholders Agreement beneficially owning, directly or indirectly, in the aggregate not less than two-thirds of all issued and outstanding shares of Class A common stock and/or Class B common stock held by such parties, or by which such parties possess voting power (including pursuant to the irrevocable proxy described below), have the right to designate (i) that number of individuals, which, assuming all such individuals are successfully elected as directors, when taken together with any incumbent Original Member Directors (as defined below) not standing for election in such election, would result in there being four directors, or the “Original Member Directors” and (ii) that number of individuals who satisfy the independence requirements specified in the Stockholders Agreement, which, assuming all such individuals are successfully elected as directors, when taken together with any incumbent Original Member Designated Independent Directors (as defined below) not standing for election in such election, would result in there being three directors, or the “Original Member Designated Independent Directors.”
Each of the Continuing Equity Owners that is party to the Stockholders Agreement has agreed to vote, or cause to be voted, all of their outstanding shares of our Class A common stock and/or Class B common stock held by such parties, or by which such parties possess voting power, at any annual or special meeting of stockholders in which directors are elected, so as to cause the election of the Original Member Directors and the Original Member Designated Independent Directors. Additionally, pursuant to the Stockholders Agreement, we shall take all commercially reasonable actions to cause (1) our board of directors to be comprised of at least seven directors or such other number of directors as our board of directors may determine; (2) the individuals designated in accordance with the terms of the Stockholders Agreement to be included in the slate of nominees to be elected to our board of directors at the next annual or special meeting of our stockholders at which directors are to be elected and at each annual meeting of our stockholders thereafter at which a director’s term expires; and (3) the individuals designated in accordance with the terms of the Stockholders Agreement to fill the applicable vacancies on our board of directors. The Stockholders Agreement allows for our board of directors to reject the nomination, appointment or election of a particular director if such nomination, appointment or election would constitute a breach of our board of directors’ fiduciary duties to our stockholders or does not otherwise comply with any requirements of our Amended and Restated Certificate of Incorporation.
In addition, certain of the Continuing Equity Owners specified in the Stockholders Agreement, which we refer to as “Proxy Granting Members,” have granted to certain other Continuing Equity Owners specified in the Stockholders Agreement an irrevocable proxy to vote such stockholders shares of Class A common stock and/or Class B common stock held by such Proxy Granting Member with respect to the election and removal of directors. This irrevocable proxy granted by the Proxy Granting Members will terminate upon the termination of the Stockholders Agreement.
The Stockholders Agreement will terminate upon the earlier to occur of (i) the Continuing Equity Owners that are party to the Stockholders Agreement ceasing to own or control (including by proxy) a majority in voting power of our Class A common stock or Class B common stock, (ii) the fifth anniversary of the closing of our IPO, or (iii) by unanimous consent of us and each of the other parties to the Stockholder Agreement.

Registration Rights Agreement
We entered into a Registration Rights Agreement with certain of the Continuing Equity Owners in connection with our IPO. Further to the Registration Rights Agreement we filed a registration statement on Form S-3, which became effective on August 17, 2022, to permit the future sale or distribution of the capital stock held by such Continuing Equity Owners on the first day following the twelve month anniversary of our IPO, so long any Continuing Equity Owners hold on such date at least 5% of our outstanding capital stock. The Registration Rights Agreement provides certain of the Continuing Equity Owners with certain “demand” registration rights whereby, at any time after 180 days following our IPO and the expiration or waiver of any related lock-up period, such Continuing Equity Owners holding at least 15% of the registrable securities then outstanding can require us to register under the Securities Act the offer and sale of shares of Class A common stock issuable to them, upon redemption or exchange of their Class A Units where the aggregate offering price, after deduction of underwriter commissions and offering expenses, is at least $50 million. The Registration Rights Agreement also provides for customary “piggyback” registration rights for all parties to the agreement. The Registration Rights Agreement provides that we will pay certain expenses of the registration rights holders in connection with the exercise of their registration rights, and that we will indemnify the registration rights holders against certain liabilities which may arise under the Securities Act or other federal or state securities laws.
Equity Awards and Employment Agreements
We made restricted stock grants to our named executive officers effective upon completion of the IPO in 2021, in 2022, 2023 and 2024. Additionally, we have entered into employment agreements with certain of our named executive officers. For more information, see the section in this proxy statement entitled “Executive and Director Compensation.”
Director and Officer Indemnification and Insurance
We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us to indemnify each director and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer. We have also purchased directors’ and officers’ liability insurance.

STOCKHOLDERS’ PROPOSALS
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2025 Annual Meeting of Stockholders (“2025 Annual Meeting”) pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 111 East Sego Lily Drive, Suite 400, Salt Lake City, Utah 84070 in writing no later than November 21, 2024.
Stockholders intending to present a proposal at the 2025 Annual Meeting, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Amended and Restated Bylaws. Our Amended and Restated Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the 120th day and not later than the 90th day prior to the anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2025 Annual Meeting no earlier than January 3, 2025 and no later than February 2, 2025. The notice must contain the information required by the Amended and Restated Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2025 Annual Meeting is more than 30 days before or more than 60 days after May 3, 2025, then our Secretary must receive such written notice not later than the close of business on the 90th day prior to the 2025 Annual Meeting or, if later, the close of business on the 10th day following the day on which public disclosure of the date of such meeting is first made by us. In addition to satisfying the foregoing requirements under our Amended and Restated Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 4, 2025.
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.
OTHER MATTERS
Our board of directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.
SOLICITATION OF PROXIES
The accompanying proxy is solicited by and on behalf of our board of directors, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.
Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

BRIDGE INVESTMENT GROUP HOLDINGS INC.’S ANNUAL REPORT ON FORM 10-K
A copy of Bridge Investment Group’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, including the consolidated financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on March 8, 2024 without charge upon written request addressed to:
Bridge Investment Group Holdings Inc.
Attention: Secretary
111 East Sego Lily Drive, Suite 400
Salt Lake City, Utah 84070
A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 at www.proxydocs.com/BRDG.
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.
By Order of the Board of Directors
Matthew Grant, Senior Managing Director, General Counsel and Secretary
Salt Lake City, Utah
March 21, 2024

Bridge Investment Group Holdings Inc.

Annual Meeting of Stockholders

For Stockholders of record as of March 8, 2024

DATE: Friday, May 3, 2024
TIME: 10:00 AM, Eastern Time
PLACE: Annual Meeting to be held live via the Internet
please visit www.proxydocs.com/BRDG for registration details.

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Jonathan Slager and Matthew Grant (the "Named Proxies"), and each or any of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Bridge Investment Group Holdings Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR THE ELECTION OF DIRECTORS IN ITEM 1 AND FOR THE PROPOSAL IN ITEM 2 AND AUTHORITY WILL BE DEEMED GRANTED UNDER ITEM 3. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment, continuation or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Bridge Investment Group Holdings Inc.

Annual Meeting of Stockholders

Please make your marks like this: ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1 AND 2

	PROPOSAL	YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS
1.	To elect three Class III Directors to serve until the 2027 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified.				
		FOR	WITHHOLD		
	1.01 Adam O'Farrell	☐	☐		FOR
	1.02 Dean Allara	☐	☐		FOR
	1.03 Chad Leat	☐	☐		FOR
		FOR	AGAINST	ABSTAIN	
2.	To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024.	☐	☐	☐	FOR
3.	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.